SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K/A


Current Report Pursuant to Section 13 or 15(d) of The Securities Act of
1934.


            Date of Report (Date of earliest event reported):

                             August 4, 1999

                                     Commission File No:   0-23561

                     SUNBURST ACQUISITIONS IV, INC.
                 (Name of small business in its charter)

     Colorado                            84-1431797
__________________________________________________________
(State or other                         (IRS Employer Identification
jurisdiction of Incorporation)                        No.)

                           2082 Cherry Street
__________________________________________________________
        Address of Principal Executive Office (street and number)

                         Denver, Colorado 80207
__________________________________________________________
                        City, State and Zip Code

(Issuer's telephone number:  (303)321-0461

ITEM 8.        CHANGE IN FISCAL YEAR

In conjunction with the closing of the first stage (tranche 1) of the Stock Purchase and Merger Agreement between the Company and Prologic
Management Systems, Inc. on August 4, 1999, the Company elected to change its fiscal year end. The fiscal year will now end as of March 31, 1999. The Company will file its transition report for the period from September 1, 1998 through March 31, 1999 on Form 10KSB.





SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SUNBURST ACQUISITIONS IV, INC.

Dated:  November 3, 1999


/s/______________________________
Michael R. Quinn, President